HIT Outperforms Benchmark for 20th Consecutive Calendar Year

For the 20th consecutive calendar year, the HIT outperformed its benchmark, the Barclays Capital Aggregate Bond Index on a gross basis in 2012. The HIT’s gross return of 4.71% exceeded the benchmark by 49 basis points.  The HIT’s net returns topped the benchmark by 5 basis points for the year ending December 31, 2012.

The HIT’s consistent competitive performance and its job-creating investments across the country have stimulated investor confidence and resulted in $424 million in additional capital from participants during 2012, including $259 million in new investments and the reinvestment of over 90% of dividends on existing investments. This is the largest amount of capital raised since 2003.

Click here to read the full commentary on the HIT’s strong 2012 performance from Chang Suh, HIT’s Senior Executive Vice President and Chief Portfolio Manager.

The HIT outperformed the Barclays Aggregate for the 1-,  3-, 5-, and 10-year periods ending December 31 by 49, 36, 46, and 42 basis points, respectively, on a gross basis, having gross returns of 4.71%, 6.55%, 6.41%, and 5.60%. For the 1-, 3-, 5-, and 10-year periods ended December 31, 2012, the HIT’s net returns were 4.27%, 6.09%, 5.96%, and 5.17%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HITs website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.